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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 22, 1998


                           BANKERS TRUST CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500


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Item 5. Other Events

A) On October 22, 1998, Bankers Trust Corporation (the "Registrant") released financial information with respect to the quarter ended September 30, 1998. This Current Report on Form 8-K files the Press Release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the
Registrant's Press Release dated    October 22, 1998, is
described below and is incorporated herein by reference.

       1. Review of certain financial information.

       2. The unaudited consolidated financial position of Bankers Trust Corporation and its subsidiaries at September 30, 1998, June 30, 1998 and September 30, 1997, the audited consolidated financial position at December 31, 1997 and its unaudited condensed consolidated results of operations for each of the three-month and nine-month periods ended September 30, 1998, and September 30, 1997 and the three-month period ended June 30, 1998.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at September 30, 1998, June 30, 1998, December 31, 1997 and September 30, 1997 and its condensed consolidated results of operations for the three-month and nine-month periods ended September 30, 1998 and September 30, 1997 and the three-month period ended June 30, 1998 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month and nine-month periods ended September 30, 1998 and for the three-month period ended June 30, 1998 are not necessarily indicative of operations for the full year or any other interim period.

B) In a meeting with investors and analysts on October 22, 1998, management noted that daily financial reports produced for management information purposes reflect that the Corporation has operated profitably thus far in October. Based on these reports management noted that Investment Banking, Trading & Sales, Global Institutional Services, Private Client Services, and Australia/New Zealand/International Funds Management have been operating profitably.

     The daily management reports which are the source of this management information are not audited, and the normal financial statement closing processes, accruals, and reconciliations have not been completed on these results.

     The Corporation does not intend to update this information or provide financial results on a monthly, or partial period basis in the future.



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     In addition, the following schedules were distributed at the meeting:

          - Preliminary Emerging Markets Cross Border Exposures at September 30, 1998 is contained in Exhibit 99.2

          - Adjusted ROCE by Organizational Unit is contained in
            Exhibit 99.2

C)   FORWARD LOOKING STATEMENTS

     Certain sections of this report contain forward looking statements and can be identified by the use of such words as "anticipates," "expects," and "estimates," and similar expressions. These statements are subject to certain risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from the current statements. See also "Important Factors Relating to Forward Looking Statements" contained in the Corporation's Annual Report.






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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1)    Earnings Press Release of the Registrant dated
                    October 22, 1998.

          (99.2)    Preliminary Emerging Markets Cross Border
                    Exposures at September 30, 1998

          (99.2)    Adjusted ROCE by Organizational Unit

          (99.3) Certificate of Amendment of the Certificate of Incorporation of Bankers Trust Corporation



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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               BANKERS TRUST CORPORATION



                         By /s/ DAVID C. FISHER
                               DAVID C. FISHER
                               Controller and Principal
                               Accounting Officer




October 23, 1998


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                    BANKERS TRUST CORPORATION

                 FORM 8-K DATED OCTOBER 22, 1998

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)         Earnings Press Release of the Registrant dated
               October 22, 1998.

(99.2) Preliminary Emerging Markets Cross Border Exposures at September 30, 1998

(99.2)         Adjusted ROCE by Organizational Unit

(99.3) Certificate of Amendment of the Certificate of Incorporation of Bankers Trust Corporation